UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 26, 2015

Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1920 Main Street

Suite 1200

Irvine, California 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

Replacement Shelf Registration Statement

On June 26, 2015, HCP, Inc., a Maryland corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3 (the “New Registration Statement”) to replace the existing automatic shelf registration statement on Form S-3 (No. 333-182824) filed with the SEC on July 24, 2012 (the “Prior Registration Statement”), which was scheduled to expire on July 24, 2015 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended.  The Prior Registration Statement was deemed terminated upon the effectiveness on June 26, 2015 of the New Registration Statement.

In connection with the filing of the New Registration Statement, the Company also filed the following six prospectus supplements:

(i)            A prospectus supplement covering the offering of 12,000,000 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), pursuant to the Company’s Dividend Reinvestment and Stock Purchase Plan (the “DRIP Prospectus Supplement”).  The issuance of 619,251 shares of Common Stock covered by the DRIP Prospectus Supplement was previously covered by the Prior Registration Statement.

(ii)           A prospectus supplement (the “HCPI/Utah II Resale Shares Prospectus Supplement”) covering the resale of up to 284,954 shares of Common Stock, which may be issuable or have been issued upon exchange of 142,477 non-managing member units of HCPI/Utah II, LLC pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement dated as of August 17, 2001 of HCPI/Utah II, LLC, as amended (the “HCPI/Utah II Operating Agreement”).  The HCPI/Utah II Resale Shares Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(iii)          A prospectus supplement covering the resale of up to 424,944 shares of Common Stock, which may be issuable upon exchange of 212,472 non-managing member units of HCPI/Tennessee, LLC pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, as amended, of HCPI/Tennessee, LLC and New Member Joinder Agreement, dated as of October 19, 2005 (the “HCPI/Tennessee Prospectus Supplement”).  The HCPI/Tennessee Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(iv)          A prospectus supplement covering the issuance of up to 1,818,371 shares of Common Stock to the holders of non-managing member units of HCP DR MCD, LLC upon tender of those units in exchange for shares of Common Stock that the Company may issue pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement dated as of February 9, 2007 of HCP DR MCD, LLC (the “MCD Prospectus Supplement”).  The MCD Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(v)           A prospectus supplement covering the issuance of up to 921,556 shares of Common Stock to the holders of non-managing member units of HCPI/Utah II, LLC issued on July 30, 2012, August 15, 2012 and October 19, 2012 upon tender of those units in exchange for shares of Common Stock that the Company may issue pursuant to redemption rights set forth in the HCPI/Utah II Operating Agreement (the “Utah II Exchange Shares Prospectus Supplement”).  The Utah II Exchange Shares Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(vi)          A prospectus supplement covering the issuance of up to 119,687 shares of Common Stock to the holders of non-managing member units of HCP DR California II, LLC upon tender of those units in exchange for shares of Common Stock that the Company may issue pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement dated as of June 1, 2014 of HCP DR California II, LLC (the “California II Prospectus Supplement”).  The California II Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

ATM Program

On June 26, 2015, the Company entered into an At-the-Market Equity Offering Sales Agreement (the “Sales Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated,  UBS Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Credit Agricole Securities (USA) Inc., RBC Capital Markets, LLC and BNY Mellon Capital Markets, LLC (collectively, the “Sales Agents”) to sell shares (the “ATM Shares”) of Common Stock having an aggregate gross sales price of up to $750,000,000, from time to time, through an “at-the-market” equity offering program (the “ATM Program”).

The sales, if any, of the ATM Shares will be made through the Sales Agents acting as sales agent or directly to the Sales Agents acting as principal, and will be made by means of ordinary brokers’ transactions on the New York Stock Exchange (the “NYSE”) or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.  Under the terms of the Sales Agreement, ATM Shares sold directly to the Sales Agents as principal for their own accounts will be sold at prices agreed upon at the time of sale. If the Company sells ATM Shares to any of the Sales Agents as principal, it will enter into a separate terms agreement with such Sales Agent. Actual sales will depend on a variety of factors to be determined by the Company from time to time.

The Sales Agreement provides that each Sales Agent will be entitled to compensation that will not exceed 2.0% of the gross sales price per share of all ATM Shares sold through it as sales agent under the Sales Agreement. The Company has no obligation to sell any of the ATM Shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.

The Company intends to use the net proceeds from the offering for general corporate purposes, including future acquisitions, investments or repayment of indebtedness, including borrowings outstanding under the Company’s revolving credit facility.

The ATM Shares will be offered and sold pursuant to the New Registration Statement. The Company filed a prospectus supplement (the “ATM Prospectus Supplement”), dated June 26, 2015, with the SEC in connection with the offer, issuance and sale of the ATM Shares.

The foregoing description of the Sales Agreement is a summary and is qualified in its entirety by reference to the Sales Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Ballard Spahr LLP, regarding the legality of the securities covered by the DRIP Prospectus Supplement, the HCPI/Utah II Resale Shares Prospectus Supplement, the HCPI/Tennessee Prospectus Supplement, the MCD Prospectus Supplement, the HCPI/Utah II Exchanges Shares Prospectus Supplement, the California II Prospectus Supplement and the ATM Prospectus Supplement, which opinions are attached hereto as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7, respectively.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits.  The following exhibits are being filed herewith:

No.	Description
1.1	At-the-Market Equity Offering Sales Agreement dated June 26, 2015, by and between the Company and the Sales Agents.
5.1	Opinion of Ballard Spahr LLP (DRIP Prospectus Supplement)
5.2	Opinion of Ballard Spahr LLP (HCPI/Utah II Resale Shares Prospectus Supplement)
5.3	Opinion of Ballard Spahr LLP (HCPI/Tennessee Prospectus Supplement)
5.4	Opinion of Ballard Spahr LLP (MCD Prospectus Supplement)
5.5	Opinion of Ballard Spahr LLP (HCPI/Utah II Exchange Shares Prospectus Supplement)
5.6	Opinion of Ballard Spahr LLP (California II Prospectus Supplement)
5.7	Opinion of Ballard Spahr LLP (ATM Prospectus Supplement).
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Ballard Spahr LLP (included in Exhibit 5.2)
23.3	Consent of Ballard Spahr LLP (included in Exhibit 5.3)
23.4	Consent of Ballard Spahr LLP (included in Exhibit 5.4)
23.5	Consent of Ballard Spahr LLP (included in Exhibit 5.5)
23.6	Consent of Ballard Spahr LLP (included in Exhibit 5.6)
23.7	Consent of Ballard Spahr LLP (included in Exhibit 5.7).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 26, 2015

HCP, Inc.

By:	/s/ Timothy M. Schoen

Timothy M. Schoen,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

No.	Description
1.1	At-the-Market Equity Offering Sales Agreement dated June 26, 2015, by and between the Company and the Sales Agents.
5.1	Opinion of Ballard Spahr LLP (DRIP Prospectus Supplement)
5.2	Opinion of Ballard Spahr LLP (HCPI/Utah II Resale Shares Prospectus Supplement)
5.3	Opinion of Ballard Spahr LLP (HCPI/Tennessee Prospectus Supplement)
5.4	Opinion of Ballard Spahr LLP (MCD Prospectus Supplement)
5.5	Opinion of Ballard Spahr LLP (HCPI/Utah II Exchange Shares Prospectus Supplement)
5.6	Opinion of Ballard Spahr LLP (California II Prospectus Supplement)
5.7	Opinion of Ballard Spahr LLP (ATM Prospectus Supplement).
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Ballard Spahr LLP (included in Exhibit 5.2)
23.3	Consent of Ballard Spahr LLP (included in Exhibit 5.3)
23.4	Consent of Ballard Spahr LLP (included in Exhibit 5.4)
23.5	Consent of Ballard Spahr LLP (included in Exhibit 5.5)
23.6	Consent of Ballard Spahr LLP (included in Exhibit 5.6)
23.7	Consent of Ballard Spahr LLP (included in Exhibit 5.7).